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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 12, 2002


                         The Elder-Beerman Stores Corp.
               (Exact Name of Registrant as Specified in Charter)



           Ohio                          0-02788                31-0271980
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)

3155 El-Bee Road, Dayton, Ohio                                    45439
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (937) 296-2700


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE

         On September 12, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of The Elder-Beerman Stores Corp. (the "Company") for the period ended August 3, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              THE ELDER-BEERMAN STORES CORP.



                              By:  /s/ Byron L. Bergren
                                  ---------------------------------------------
                                  Name:  Byron L. Bergren
                                  Title:  President and Chief Executive Officer


Date:  September 12, 2002